Exhibit 99.1

Contact:	Phil Gee
480/693-5729
FOR IMMEDIATE RELEASE
US AIRWAYS GROUP, INC. REPORTS FEBRUARY TRAFFIC
     TEMPE, Ariz., Mar. 5, 2008 — US Airways Group, Inc. (NYSE: LCC) today reported February and year-to-date 2008 traffic results. Revenue passenger miles (RPMs) for the month were 4.5 billion, up 2.9 percent from February 2007. Capacity was 5.8 billion available seat miles (ASMs), up 2.2 percent from February 2007. Passenger load factor for the month of February was 77.2 percent, up 0.5 points versus February 2007.
     “Our February consolidated (mainline and Express) passenger revenue per available seat mile (PRASM) was up between two and four percent on a year-over-year basis. Additionally, we continue to be pleased with the positive results from our operational improvement plan as we ranked first for the month of January amongst the 10 largest U.S. airlines in on-time performance as measured by the Department of Transportation. This marks the second month in a row that our on-time performance has led the industry. As a result of their hard work, each of our 36,000 employees will receive $50 as part of our 2008 operational incentive plan,” said US Airways’ President, Scott Kirby.
     For the month of February 2008, US Airways’ domestic on-time performance was 76.3 percent with a completion factor of 98.0 percent.
     The following summarizes US Airways Group’s traffic results for the month and year-to date ended February 2008 and 2007, consisting of mainline operated flights as well as US Airways Express flights operated by wholly owned subsidiaries PSA Airlines and Piedmont Airlines.

US Airways Mainline
February

	2008	2007	% Change
Mainline Revenue Passenger Miles (000)
Domestic	3,682,816	3,678,671	0.1
Atlantic	391,972	313,599	25.0
Latin	382,544	339,089	12.8

Total Mainline Revenue Passenger Miles	4,457,332	4,331,359	2.9

Mainline Available Seat Miles (000)
Domestic	4,659,880	4,651,818	0.2
Atlantic	636,802	539,279	18.1
Latin	479,483	458,475	4.6

Total Mainline Available Seat Miles	5,776,165	5,649,572	2.2

Mainline Load Factor (%)
Domestic	79.0	79.1	(0.1)	pts
Atlantic	61.6	58.2	3.4	pts
Latin	79.8	74.0	5.8	pts

Total Mainline Load Factor	77.2	76.7	0.5	pts

Mainline Enplanements
Domestic	3,862,184	3,920,313	(1.5)
Atlantic	99,165	79,915	24.1
Latin	298,058	264,781	12.6

Total Mainline Enplanements	4,259,407	4,265,009	(0.1)
YEAR TO DATE

	2008	2007	% Change
Mainline Revenue Passenger Miles (000)
Domestic	7,465,283	7,612,732	(1.9)
Atlantic	860,144	715,091	20.3
Latin	770,937	686,017	12.4

Total Mainline Revenue Passenger Miles	9,096,364	9,013,840	0.9

Mainline Available Seat Miles (000)
Domestic	9,644,507	9,923,967	(2.8)
Atlantic	1,340,061	1,123,807	19.2
Latin	964,463	948,685	1.7

Total Mainline Available Seat Miles	11,949,031	11,996,459	(0.4)

Mainline Load Factor (%)
Domestic	77.4	76.7	0.7	pts
Atlantic	64.2	63.6	0.6	pts
Latin	79.9	72.3	7.6	pts

Total Mainline Load Factor	76.1	75.1	1.0	pts

Mainline Enplanements
Domestic	7,755,816	8,045,615	(3.6)
Atlantic	219,271	182,231	20.3
Latin	602,094	535,829	12.4

Total Mainline Enplanements	8,577,181	8,763,675	(2.1)
Notes:

1)	Canada, Puerto Rico and U.S. Virgin Islands are included in the domestic results.

2)	Latin numbers include the Caribbean.

US Airways Express (Piedmont Airlines, PSA Airlines)
February

	2008	2007	% Change
Express Revenue Passenger Miles (000)
Domestic	163,546	182,005	(10.1)

Express Available Seat Miles (000)
Domestic	247,197	266,556	(7.3)

Express Load Factor (%)
Domestic	66.2	68.3	(2.1)	pts

Express Enplanements
Domestic	581,014	620,937	(6.4)
YEAR TO DATE

	2008	2007	% Change
Express Revenue Passenger Miles (000)
Domestic	320,419	370,029	(13.4)

Express Available Seat Miles (000)		.
Domestic	514,222	568,732	(9.6)

Express Load Factor (%)
Domestic	62.3	65.1	(2.8)	pts

Express Enplanements
Domestic	1,149,668	1,254,055	(8.3)
Notes:

1)	Canada is included in domestic results.

Consolidated US Airways Group, Inc.
February

	2008	2007	% Change
Consolidated Revenue Passenger Miles (000)
Domestic	3,846,362	3,860,676	(0.4)
Atlantic	391,972	313,599	25.0
Latin	382,544	339,089	12.8

Total Consolidated Revenue Passenger Miles	4,620,878	4,513,364	2.4

Consolidated Available Seat Miles (000)
Domestic	4,907,077	4,918,374	(0.2)
Atlantic	636,802	539,279	18.1
Latin	479,483	458,475	4.6

Total Consolidated Available Seat Miles	6,023,362	5,916,128	1.8

Consolidated Load Factor (%)
Domestic	78.4	78.5	(0.1)	pts
Atlantic	61.6	58.2	3.4	pts
Latin	79.8	74.0	5.8	pts

Total Consolidated Load Factor	76.7	76.3	0.4	pts

Consolidated Enplanements
Domestic	4,443,198	4,541,250	(2.2)
Atlantic	99,165	79,915	24.1
Latin	298,058	264,781	12.6

Total Consolidated Enplanements	4,840,421	4,885,946	(0.9)
YEAR TO DATE

	2008	2007	% Change
Consolidated Revenue Passenger Miles (000)
Domestic	7,785,702	7,982,761	(2.5)
Atlantic	860,144	715,091	20.3
Latin	770,937	686,017	12.4

Total Consolidated Revenue Passenger Miles	9,416,783	9,383,869	0.4

Consolidated Available Seat Miles (000)
Domestic	10,158,730	10,492,699	(3.2)
Atlantic	1,340,061	1,123,807	19.2
Latin	964,463	948,685	1.7

Total Consolidated Available Seat Miles	12,463,254	12,565,191	(0.8)

Consolidated Load Factor (%)
Domestic	76.6	76.1	0.5	pts
Atlantic	64.2	63.6	0.6	pts
Latin	79.9	72.3	7.6	pts

Total Consolidated Load Factor	75.6	74.7	0.9	pts

Consolidated Enplanements
Domestic	8,905,484	9,299,670	(4.2)
Atlantic	219,271	182,231	20.3
Latin	602,094	535,829	12.4

Total Consolidated Enplanements	9,726,849	10,017,730	(2.9)
Notes:

1)	Canada, Puerto Rico and U.S. Virgin Islands are included in the domestic results.

2)	Latin numbers include the Caribbean.

Other Notable Accomplishments
     US Airways is also providing a brief update on notable company accomplishments during the month of February:
•	Announced new non-stop service between Austin and San Antonio, Texas and our Charlotte Hub. Service is scheduled to begin on May 4 on an 86-seat CRJ900 aircraft operated by US Airways Express carrier Mesa Airlines.

•	Announced new transcontinental service between Philadelphia and Vancouver, British Columbia; Philadelphia and Sacramento, Calif. and Charlotte, N.C. and Tucson, Ariz all on Airbus A320 family aircraft.

•	Announced plans to begin building a new, environmentally friendly and state-of- the-art ground equipment maintenance facility at Philadelphia International Airport.
     US Airways is the fifth largest domestic airline employing more than 36,000 aviation professionals worldwide. US Airways, US Airways Shuttle and US Airways Express operate approximately 3,800 flights per day and serve more than 230 communities in the U.S., Canada, Europe, the Caribbean and Latin America. US Airways is a member of the Star Alliance network, which offers our customers 17,000 daily flights to 897 destinations in 160 countries worldwide. This press release and additional information on US Airways can be found at www.usairways.com. (LCCT)
Forward Looking Statements
Certain of the statements contained herein should be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “could,” “should,” and “continue” and similar terms used in connection with statements regarding the outlook, expected fuel costs, revenue and pricing environment, and expected financial performance of US Airways Group (the “Company”). Such statements include, but are not limited to, statements about the benefits of the business combination transaction involving America West Holdings Corporation and US Airways Group, including future financial and operating results, the Company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties that could cause the Company’s actual results and financial position to differ materially from these statements. Such risks and uncertainties include, but are not limited to, the following: the impact of changes in fuel prices and significant disruptions in fuel supply; the ability to integrate management, operations and labor groups following the merger; labor costs, relations with unionized employees generally and the impact and outcome of the labor negotiations; the impact of global instability including the potential impact of current and future hostilities, terrorist attacks, infectious disease outbreaks or other global events; reliance on automated systems and the impact of any failure or disruption of those systems; the impact of future significant operating losses; changes in prevailing interest rates; our high level of fixed obligations (including compliance with financial covenants related to those obligations) and the ability of the Company to obtain and maintain any necessary financing for operations and other purposes; the ability of the Company to obtain and maintain commercially reasonable terms with vendors and service providers and reliance on those vendors and service providers; security-related and insurance costs; government legislation and regulation; competitive practices in the industry, including significant fare restructuring activities, capacity reductions or other restructuring or consolidation activities by major airlines; interruptions or disruptions in service at one or more of our hub airports; weather conditions; the ability to use pre-merger NOLs and certain other tax attributes; the ability of the Company to maintain adequate liquidity; the ability to maintain contracts critical to the Company’s operations; the ability of the Company to attract and retain customers; the cyclical nature of the airline industry; the ability to attract and retain qualified personnel; the impact of economic conditions; and other risks and uncertainties listed from time to time in the Company’s reports to the SEC. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. The Company assumes no obligation to publicly update any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law. Additional factors that may affect the future results of the Company are set forth in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 and in the Company’s filings with the SEC, which are available at www.usairways.com
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